MIAD SYSTEMS LTD.
               43 RIVIERA DRIVE, UNIT 7, MARKHAM, ONTARIO L3R-5J6
               (800) 387-9864, (905) 479-0214, FAX: (905) 479-9472

Mr. John Pryce                                                         Nov 22/01

Dear Sir:

     Position offer as follows:

     Term of one year renewable based on performance.

          Position: Senior Vice President. Sales.

          Responsible for:

               -MIAD sales development
               -Management of sales staff
               -Manage own customer base:3-5 million
               -Development of corporate sales plans
               -Hiring of new sales staff

          Package:

               -75k base - paid bi-monthly
               -$600/month car allowance
               -Regular business expenses - paid monthly
               -3 weeks vacation
               -Regular company benefits
               -Commission & bonus plan based on:

                    1: your sales accounts..

                        ..2% commission on revenue where GP is 10%+

                        ...1 .1/2 between 6% & 10%

                        ..1% below 6%

                        ..IO% of G.P. for your a/c's

                        .. 5% of Web design a/c's

                        Commission paid 15th of subsequent month.

                    2: annual Company revenue (current revenue Y/E Sept
                       30/01 8.2 million)

                        Bonus levels..12 million = 10k

                        15 million = 25k for each subsequent million=5k



                                                                  cont'd page 2.


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                                MIAD SYSTEMS LTD.
               43 RIVIERA DRIVE, UNIT 7, MARKHAM, ONTARIO, L3R-5J6
               (800) 387-9864, (905) 479-0214, FAX: (905) 479-9472




                    3: Stock options(eligible alter 6 months)

                        ..25,000 common shares(currently traded at 1.75US$)

                        1/4 per year can be exercised after date of being eligible. All must be exercised by the 5th year.

                        Price is the current price as of the date granted.

                        Eligibility is based upon performance for the first 6 months.

 The Company agrees to a payment of $37,500.00 if terminated without cause in the first year.

                                      Yours truly,

                                            /S/   M.A.S. Green
                                            ------------------------------
                                            Michael A.S.Green, President.






 I accept this offer.

                                      signed:

                                            /S/   J.Pryce
                                            ----------------------------
                                            John Pryce




Employment to commence Jan. 15/02

Note: Manufacturers' bonuses belong to the company with some exceptions to be discussed.